UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 15, 2003
                                -----------------
                        (Date of earliest event reported)

                               MEDI-HUT CO., INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                   000-27119             22-2436721
         ------------------         --------------       ---------------
  (State or other jurisdiction     (Commission File       (IRS Employer
       of incorporation)               Number)          Identification No.)


              1345 Campus Parkway, Wall Township, New Jersey 07753
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (732) 919-2799
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)





Item 5.  Other Events.

On May 15, 2003, Medi-Hut Co., Inc. issued a press release announcing the commencement of (i) its action in the United States District Court in New York seeking an injunction and monetary damages for the alleged breach by Syntho Pharmaceuticals Inc. ("Syntho") of its agreement granting the Company the exclusive right to distribute in the United States Syntest, a generic hormone replacement drug, and alleged related wrongs by others and (ii) suits against the Company by several of the defendants other than Syntho alleging breaches by the Company of agreements with respect to the distribution and sales of Syntest.

A copy of the Company's press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         -----------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   -----------
                  99.1     Press Release dated May 15, 2003.



                             SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MEDI-HUT CO., INC.
                                   (Registrant)


                                   /s/  David R. LaVance
                                   -------------------------------
                                   David R. LaVance
                                   Chairman of the Board and
                                   Chief Executive Officer


Dated: May 16, 2003